OTHER CURRENT LIABILITIES (Schedule Of Other Liabilities) (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Employees and related expenses	$ 17,807	$ 10,022
Government institutions	3,178	1,224
Income tax	1,239	758
Warranty reserve	1,248	705
Other	4,585	3,131
Total other current liabilities	29,266	16,720
Other Current Liabilities [Member]
Operating lease liabilities	$ 1,209	$ 880